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Exhibit 4.2

COMMON STOCK	COMMON STOCK

CGT
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 21872P 10 5
This Certifies that
is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

CORGENTECH INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Matthew B. Hemington SECRETARY	CORGENTECH INC. CORPORATE SEAL 1999 DELAWARE	/s/ John P. McLaughlin PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED

          MELLON INVESTOR SERVICES LLC

                   TRANSFER AGENT AND REGISTRAR

                             AUTHORIZED SIGNATURE

CORGENTECH INC.

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-	as tenants in common
TEN ENT-	as tenants by the entireties
JT TEN-	as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT-		Custodian
	(Cust)		(Minor)
under Uniform Gifts to Minors
Act
(State)
UNIF TRF MIN ACT-		Custodian	(until age	)
(Cust)
under Uniform Transfers to Minors
(Minor)
Act
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,	hereby sell, assign and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

Shares
of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated	X
X
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(s) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
SIGNATURE(S) GUARANTEED:
By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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  Exhibit 4.2